Exhibit 1

                                                             Execution Copy

                              MDU RESOURCES GROUP, INC.

                               (a Delaware corporation)

                           2,100,000 Shares of Common Stock

                             (Par Value $3.33 Per Share)

                                  PURCHASE AGREEMENT
                                  ------------------

                                                             April 21, 1998



          MERRILL LYNCH & CO.
          Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
          Donaldson, Lufkin & Jenrette Securities Corporation
          Edward D. Jones & Co., L.P.
          Lehman Brothers, Inc.
          as Representatives of the several Underwriters
          c/o  Merrill Lynch & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
          North Tower
          World Financial Center
          New York, New York  10281-1209

          Ladies and Gentlemen:

               MDU Resources Group, Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Donaldson, Lufkin & Jenrette Securities Corporation, Edward D. Jones & Co., L.P. and Lehman Brothers, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $3.33 per share, of the Company ("Common Stock") and the appurtenant preference share purchase rights (the "Rights", and together with the Common Stock, the "Initial Securities") set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 300,000 additional shares of Common Stock and the rights attached thereto to cover over-allotments, if any (the "Option Securities"). The outstanding Rights have been issued pursuant to a Rights Agreement (the "Rights Agreement") dated as of November 3, 1988 between the Company and Norwest Bank Minnesota, N.A., as Rights Agent. The Initial Securities and the Option Securities are hereinafter called, collectively, the "Securities."

               The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

               The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-48647) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act") and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement", and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus", provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of this Agreement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution and delivery of this Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

               All references in this Agreement to financial statements and schedules (if any) and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules (if any) and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

               SECTION 1.     Representations and Warranties.
                              ------------------------------

               (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter, and agrees with each Underwriter, as follows:

                    (i) Compliance with Registration Requirements.  The
                        -----------------------------------------
               Company meets the requirements for use of Form S-3 under the
               1933 Act. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                    At the respective times the Registration Statement and
               any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was first furnished to the Underwriters and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus.

                    Each preliminary prospectus and the prospectus filed as
               part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (ii)  Incorporated Documents.  The documents
                          ----------------------
               incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was first furnished to the Underwriters and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iii)  Independent Accountants.  The accountants who
                           -----------------------
               certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                    (iv)  Financial Statements.  The financial statements
                          --------------------
               included in the Registration Statement and the Prospectus, together with the related schedules (if any) and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as disclosed therein). The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                    (v)  No Material Adverse Change in Business.  Since the
                         --------------------------------------
               respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or any development which the Company has reason to believe would result in a prospective material adverse change (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and
               (C) except for regular quarterly dividends on the Common Stock or Preferred Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                    (vi)  Good Standing of the Company.  The Company has
                          ----------------------------
               been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect;

                    (vii)  Good Standing of Subsidiaries.  Each of
                           -----------------------------
               Centennial Energy Holdings, Inc. ("Centennial"), Williston Basin Interstate Pipeline Company ("Williston"), Knife River Corporation ("Knife River"), KRC Holdings, Inc. ("KRC"), Fidelity Oil Co. ("Fidelity"), Fidelity Oil Holdings, Inc. ("Fidelity Holdings"), Morse Bros., Inc. ("Morse") and Utility Services, Inc. ("Utility Services"; together with Centennial, Williston, Knife River, KRC, Fidelity, Fidelity Holdings, and Morse (the "Subsidiaries", and individually, a "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Schedule D hereto and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

                    (viii)  Capitalization.  The authorized, issued and
                            --------------
               outstanding common stock of the Company is as set forth in the Prospectus in the row entitled "Shares of Common Stock Outstanding at March 31, 1998 under the caption "Summary Information - The Offering" (except for subsequent issuances, if any, (A) pursuant to this Agreement, (B) pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus, (C) pursuant to the exercise of convertible securities or options referred to in the Prospectus, (D) following the date hereof, as may be permitted by Section 3(j) hereof, or, (E) prior to the date hereof, as set forth in Schedule E hereto). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                    (ix)  Authorization of Agreement.  This Agreement has
                          --------------------------
               been duly authorized, executed and delivered by the Company.

                    (x) Authorization and Description of Securities.  The
                        -------------------------------------------
               Common Stock to be purchased by the Underwriters from the Company has been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; each of the Common Stock and the Rights conforms to all statements relating thereto contained in the Prospectus; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                    (xi) The Rights Agreement has been duly authorized,
               executed and delivered by the Company; when the Rights shall have been issued in accordance with the terms of this Agreement such Rights will have been duly and validly issued.

                    (xii)  Absence of Defaults and Conflicts.  Neither the
                           ---------------------------------
               Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations where such violation, in the case of the application of the proceeds of the sale of the Securities, would have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                    (xiv)  Absence of Labor Dispute.  No labor dispute with
                           ------------------------
               the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                    (xv)  Absence of Proceedings.  There is no action,
                          ----------------------
               suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which (individually or collectively) might reasonably be expected to result in a Material Adverse Effect, or which (individually or collectively) might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

                    (xvi)  Accuracy of Exhibits.  There are no contracts or
                           --------------------
               documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                    (xvii)  Absence of Further Requirements.  The Federal
                            -------------------------------
               Energy Regulatory Commission (the "FERC"), the Montana Public Service Commission and the Public Service Commission of Wyoming have authorized the issuance and sale of the Securities in the manner contemplated by this Agreement, and said authorizations are in full force and effect and no further filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may be required in connection with post-filing requirements with the FERC due after the date hereof, and except such as have been already obtained and are in full force and or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except such as may be required in connection with the exercise of the Rights.

                    (xviii)   Possession of Licenses and Permits.  The
                              ----------------------------------
               Company and its subsidiaries possess such permits, licenses, franchises, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                    (xix)  Title to Property.  The Company and its
                           -----------------
               subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                    (xx)  Compliance with Cuba Act.  The Company has
                          ------------------------
               complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
               517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                    (xxi)  Environmental Laws.  Except as described in the
                           ------------------
               Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

               (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally represents and warrants to each Underwriter and agrees with each Underwriter, as follows:
                    (i)  Accurate Disclosure.  Such Selling Shareholder has
                         -------------------
               reviewed and is familiar with the information included in the Prospectus as set forth under the caption "Selling Shareholders" relating specifically to such Selling Shareholder ("Selling Shareholder Information") and such information is true and correct, and does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is disposing of the shares to be sold by it pursuant to the arrangements described in the Prospectus.

                    (ii)  Authorization of Agreements.  Each Selling
                          ---------------------------
               Shareholder has the full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Custody Agreement and Power of Attorney and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties (except that no representation is made with respect to state securities laws).

                    (iii)  Good and Marketable Title.  Such Selling
                           -------------------------
               Shareholder has and will at the Closing Time have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and separate Shareholders' Agreements (together, the "Shareholders' Agreement") and Stock Disposition Agreements (together, the "Stock Disposition Agreement"), each dated as of March 5, 1998 relating to the Shares; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind including, without limitation, pursuant to the Shareholders' Agreement and the Stock Disposition Agreement.

                    (iv)  Due Execution of Power of Attorney and Custody
                          ----------------------------------------------
               Agreement.  Such Selling Shareholder has duly executed and
               ---------
               delivered, in the form heretofore furnished to the Representatives, the Custody Agreement and Power of Attorney with J. Franklin Morse, as attorney-in-fact for the Selling Shareholders (the "Attorney-in-Fact") and Norwest Bank Minnesota, N.A., as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

                    (v)  Absence of Manipulation.  Such Selling Shareholder
                         -----------------------
               has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                    (vi)  Absence of Further Requirements.  No filing with,
                          -------------------------------
               or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Custody Agreement and Power of Attorney, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                    (vii)  Restriction on Sale of Securities.  During a
                           ---------------------------------
               period of 90 days from the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing except that the Selling Shareholder may make the following transfers: (A) any bona fide gift of shares by such Selling Shareholder, including a charitable gift, (B) any transfer of such shares by a Selling Shareholder to a trustee for the benefit of such Selling Shareholder or such Selling Shareholder's ancestors, descendants or spouse, and (C) any transfer of such shares by such Selling Shareholder to such Selling Shareholder's executors, administrators or legal representatives, heirs or devisees pursuant to the laws of descent and distribution, provided that in any such case, such shares may not be resold in a public offering until the expiration of the foregoing period; or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                    (viii)  Certificates Suitable for Transfer.
                            -----------------------------------
               Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                    (ix)  No Association with NASD.  Neither such Selling
                          ------------------------
               Stockholder nor any of his/her affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

               (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder as to the matters covered thereby.

               SECTION 2.     Sale and Delivery to Underwriters; Closing.
                              ------------------------------------------

               (a) Initial Securities. On the basis of the respective representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

               (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 300,000 shares of Common Stock and related Rights, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

               (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

               In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

               Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Custody Agreement and Power of Attorney, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

               (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

               SECTION 3.     Covenants of the Company.  The Company
                              ------------------------
          covenants with each Underwriter as follows:

               (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify the Representatives immediately, and confirm the notice in writing,
          (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed,
          (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will (i) in all cases during the period when a prospectus is required to be delivered under the 1933 Act and (ii) thereafter, as to the Prospectus Supplement only, furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

               (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

               (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

               (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

               (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

               (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange and the Pacific Exchange.

               (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to
          (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing benefit plans of the Company referred to in the Prospectus or pursuant to the Rights, (C) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan or (D) any shares of Common Stock issued in connection with mergers or acquisitions completed in the ordinary course of business by the Company or its subsidiaries provided such shares may not be resold in a public offering until the expiration of the foregoing period.

               (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

               SECTION 4.     Payment of Expenses (a)  Expenses.  The
                              -------------------
          Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including
          (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities,
          (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, and any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities by the Company to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and Pacific Exchange.

               (b) Expenses of the Selling Shareholders. The Selling Shareholders will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

               (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

               (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

               SECTION 5.     Conditions of Underwriters' Obligations.  The
                              ---------------------------------------
          obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

               (a) Effectiveness of Registration Statement. The Registration Statement has become effective and at Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b).

               (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of Reid & Priest LLP, special counsel for the Company, and Lester H. Loble, II, general counsel for the Company, in substantially the forms of Exhibit A-1 and Exhibit A-2 hereto, respectively.

               (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Weatherford, Thompson, Quick & Ashenfelter, P.C., counsel for the Selling Shareholders, in substantially the form set forth in Exhibit B hereto.

               (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Berlack, Israels & Liberman LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (iii), (iv) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company),
          (v) (solely as to the Purchase Agreement and Custody Agreement and Power of Attorney), (vi) and (vii), inclusive, (ix), (x) (solely as to the information in the Prospectus under "Description of Common Stock and Rights") and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

               (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and
          (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are to the knowledge of the Company contemplated by the Commission.

               (f) Certificate of Selling Shareholders. At Closing Time, the Representatives shall have received a certificate of the Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that (i) the respective representations and warranties of each Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

               (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

               (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Arthur Andersen a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

               (i) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange and the Pacific Exchange, subject only to official notice of issuance.

               (j) Regulatory Authorizations. At the time of the execution of this Agreement and at the Closing Time, there shall be in full force and effect the orders of the FERC, the Montana Public Service Commission and the Public Service Commission of Wyoming, permitting the issuance and sale of the Securities as contemplated by this Agreement.

               (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in
          Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                    (i)  Officers' Certificate.  A certificate, dated such
                         ---------------------
               Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                    (ii) Opinion of Counsel for Company.  The favorable
                         ------------------------------
               opinion of Reid & Priest LLP, special counsel for the Company, together with the favorable opinion of Lester H. Loble, II, general counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
               Section 5(b) hereof.

                    (iii)     Opinion of Counsel for Underwriters.  The
                              -----------------------------------
               favorable opinion of Berlack, Israels & Liberman LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                    (iv) Bring-down Comfort Letter.  A letter from Arthur
                         -------------------------
               Andersen, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

               (l) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

               (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in
          Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

               SECTION 6.     Indemnification.
                              ---------------

               (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below. In addition, each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows but only with respect to such Selling Shareholder's Selling Shareholder Information:

                    (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (ii) against any and all loss, liability, claim, damage
               and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Shareholders; and

                    (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
               (ii) above;

          provided, however, that this indemnity agreement shall not apply
          --------  -------
          to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, however, that the
                                   --------  -------  -------
          Company shall not be liable to an Underwriter to the extent that the Company shall sustain the burden of proof that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time or Date of Delivery, as the case may be, a copy of the Prospectus if (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time or Date of Delivery, as the case may be), to allow for distribution by the Closing Time or Date of Delivery, as the case may be, to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or alleged untrue statement or omission contained in or omitted from the preliminary prospectus which was corrected in the Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send the Prospectus by the Closing Time or the Date of Delivery, as the case may be, to the party or parties asserting such loss, liability, claim damage or expense would have constituted the sole defense to the claim asserted by such person.

               (b) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
          Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

               (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to
          Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
          Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
          Section 6(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (e) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

               SECTION 7. Contribution.  If the indemnification provided
                          ------------
          for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus.

               The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
          Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

               The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

               SECTION 8.  Representations, Warranties and Agreements to
                           ---------------------------------------------
          Survive Delivery.  All representations, warranties and agreements
          ----------------
          contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

               SECTION 9.  Termination of Agreement.
                           ------------------------

               (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time or the Date of Delivery (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
          (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange or Pacific Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

               (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

               SECTION 10.  Default by One or More of the Underwriters.  If
                            ------------------------------------------
          one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                    (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                    (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

               No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

               SECTION 11.  Default by one or more of the Selling
                            -------------------------------------
          Shareholders or the Company.  (a) If a Selling Shareholder shall
          ---------------------------
          fail at Closing Time to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the Company does not exercise the right granted below to increase the number of Securities to be sold by it hereunder by that number of Securities that are not to be sold and delivered by the Selling Shareholder(s), then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this
          Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

               In the event the aggregate number of Securities which such Selling Shareholder(s) have failed to sell and deliver (the "Defaulted Securities") does not exceed 10% of the number of Securities to be sold by all Selling Shareholders, the Company shall have the right (but not the obligation) to increase the number of Securities to be sold by it by an amount equal to the number of Defaulted Securities, such right to be exercisable within 24 hours of the Closing Time. In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

               (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

               SECTION 12. Notices.  All notices and other communications
                           -------
          hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Russ Robertson; notices to the Company shall be directed to it at MDU Resources Group, Schuchart Building, 918 East Divide Avenue, Bismarck, North Dakota 58501, attention of the office of the Treasurer; and notices to the Selling Shareholders shall be directed to J. Franklin Morse, attorney-in-fact to the Selling Shareholders, at 3616 NW Eagleview Drive, Albany, OR 97321.

               SECTION 13.  Parties.  This Agreement shall each inure to
                            -------
          the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

               SECTION 14.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL
                            ----------------------
          BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

               SECTION 15.  Effect of Headings.  The Article and Section
                            ------------------
          headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.


                                      Very truly yours,

                                      MDU RESOURCES GROUP, INC.


                                      By /s/ Martin A. White
                                        ----------------------------------
                                        Title:

                                      J. FRANKLIN MORSE

                                      By /s/ J. Franklin Morse
                                        -----------------------------------
                                        As Attorney-in-Fact acting on
                                        behalf of the Selling Shareholders
                                        named in Schedule B hereto


          CONFIRMED AND ACCEPTED,
            as of the date first above written:

          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
          DONALDSON, LUFKIN & JENRETTE
          EDWARD D. JONES & CO., L.P.
          LEHMAN BROTHERS, INC.

          By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                           INCORPORATED

          By  /s/ Robert Craig
             ------------------------------------------
             Authorized Signatory

          For themselves, and as Representatives of the other Underwriters named in Schedule A hereto.

                                      SCHEDULE A


           Name of Underwriter                                 Number of
           -------------------                                  Initial
                                                              Securities
                                                             -------------

           Merrill Lynch, Pierce, Fenner & Smith                352,500
               Incorporated
           Donaldson, Lufkin & Jenrette Securities              352,500
           Corporation                                          352,500
           Edward D. Jones & Co., L.P.                          352,500
           Lehman Brothers, Inc.
           BT Alex. Brown Incorporated                           60,000
           CIBC Oppenheimer Corp.                                60,000
           Credit Suisse First Boston Corporation                60,000
           A.G. Edwards & Sons, Inc.                             60,000
           Goldman, Sachs & Co.                                  60,000
           Morgan Stanley & Co., Incorporated                    60,000
           Painewebber Incorporated                              60,000
           Smith Barney Inc.                                     60,000
           Davenport & Company LLC                               30,000
           D.A. Davidson & Co. Incorporated                      30,000
           Janney Montgomery Scott Inc.                          30,000
           Petrie Parkman & Co., Inc.                            30,000
           Piper Jaffray Inc.                                    30,000
           Ragen Mackenzie Incorporated                          30,000
           Redwood Securities Group, Inc.                        30,000
                                                              ---------

           Total . . . . . . . . . . . . . . . . . . . . .    2,100,000

                                      SCHEDULE B

                                      Number of Initial  Maximum Number of
                                       Securities to be  Option Securities
                                             Sold           to Be Sold
                                       ----------------  -----------------

          The Company                       869,068            300,000

          Selling Shareholders:

          J. Franklin Morse                 100,238

          The Joseph D. Morse                24,294
          Revocable Trust, dated
          January 25, 1993

          The Forrest W. Morse               28,739
          Revocable Trust, dated May
          21, 1993

          The William F. Morse               26,516
          Revocable Trust, dated
          October 5, 1993

          Scot F. Morse                       8,301

          Kerry Lin Tong                      8,301

          Michael D. Morse                  143,117

          Derek C. Morse                      3,018

          Brock M. Morse                      3,018

          Tari Morse as Custodian for         3,018
          Tyler A. Morse Under the
          Oregon Uniform Transfer to
          Minors Act

          The Tyler A. Morse Trust,           5,865
          dated April 21, 1997

          The Joy L. Morse                    7,224
          Irrevocable Trust, dated
          December 24, 1996

          The Brock M. Morse Trust,           5,865
          dated April 21, 1997

          The Derek C. Morse Trust,           5,865
          dated April 24, 1997

          Steven G. Morse                   169,021

          Jennifer L. Smith                   4,398

          Gregory F. Morse                  162,684

          The Sara L. Morse Trust,            3,018
          dated October 31, 1995

          The Bryan T. Morse Trust,           3,018
          dated October 31, 1995

          Jonathan B. Morse                 110,712

          Travis L. Morse                     1,359

          Gabriel J. Morse                    1,359

          Susan L. Morse as Custodian         1,359
          for Justin W. Morse Under
          the Oregon Uniform Transfer
          to Minors Act

          Susan L. Morse as Custodian         1,359
          for Amanda N. Morse Under
          the Oregon Uniform
          Transfers to Minors Act

          The Travis Lee Morse Gift           3,160
          Trust, dated May 15, 1997

          The Justin Wade Morse Gift          3,160
          Trust, dated May 15, 1997

          The Amanda Nicole Morse             3,160
          Gift Trust, dated May 15,
          1997

          The Gabriel Jerome Morse            3,160
          Gift Trust, dated May 15,
          1997

          Raymond W. Morse                   44,770

          Phyllis J. Helland                 44,770

          Diana M. Perdue                    44,770

          John G. Perdue                     44,770

          The Anne M. Novakovich             57,678
          Family Trust, dated October
          29, 1996

          The Anne M. Novakovich             20,532
          Children's Trust, dated
          April 8, 1997

          Angela Andersen                     1,606

          Clinton D. Andersen                 1,606

          The McBride Family Limited         30,606
          Partnership

          Debbie McCool                       2,436

          Richard Lyon                        2,436

          Northwest Christian College        60,150

          Willamette Valley                   8,270
          Rehabilitation Center, Inc.

          R. Gary Ferguson                   14,225

          Dennis L. Smallwood                 8,001
                                          ---------            -------
          Total . . . . . . . . . . .     2,100,000            300,000

                                      SCHEDULE C

                              MDU Resources Group, Inc.
                           2,100,000 Shares of Common Stock
                             (Par Value $3.33 Per Share)



               1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $35.625.

               2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $34.645, being an amount equal to the initial public offering price set forth above less $.98 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                      SCHEDULE D

                                 LIST OF SUBSIDIARIES

                                                         State or
                                                         Other
                                                         Jurisdiction
                                                           in Which
                                                         Incorporated
                                                         -----------

           Alaska Basic Industries, Inc.                 Alaska
           Anchorage Sand and Gravel Company, Inc.       Alaska
           Baldwin Contracting Company, Inc.             California
           Centennial Energy Holdings, Inc.              Delaware
           Concrete, Inc.                                California
           Fidelity Oil Co.                              Delaware
           Fidelity Oil Holdings, Inc.                   Delaware
           High Line Equipment, Inc.                     Delaware
           ILB Hawaii, Inc.                              Hawaii
           International Line Builders, Inc.             Delaware
           Knife River Corporation                       Delaware
           Knife River Dakota, Inc.                      Delaware
           Knife River Hawaii, Inc.                      Delaware
           Knife River Marine, Inc.                      Delaware
           KRC Aggregate, Inc.                           Delaware
           KRC Holdings, Inc.                            Delaware
           LTM, Incorporated                             Oregon
           Medford Ready Mix, Inc.                       Delaware
           Morse Bros., Inc.                             Oregon
           Pouk & Steinle, Inc.                          California
           Prairie Propane, Inc.                         Delaware
           Prairielands Energy Marketing, Inc.           Delaware
           Rogue Aggregates, Inc.                        Oregon
           S<2>-F Corp.                                  Oregon
           Utility Services, Inc.                        Delaware
           WBI Canadian Pipeline, Ltd.                   Canada
           Williston Basin Interstate Pipeline Company   Delaware

                                      SCHEDULE E



          Issuance of MDU Resources Group, Inc. common stock, $3.33 par value, subsequent to March 31, 1998: 545,545 shares.

                                                           Exhibit A-1


                          [Letterhead of Reid & Priest LLP]



                                             New York, New York
                                             April    , 1998
                                                   ---



          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER
               & SMITH INCORPORATED
          DONALDSON, LUFKIN & JENRETTE
               SECURITIES CORPORATION
          EDWARD D. JONES & CO., L.P.
          LEHMAN BROTHERS, INC.
          as Representatives of the
               several Underwriters
               named in Schedule A
               to the Purchase Agreement
          c/o MERRILL LYNCH & CO.
               MERRILL LYNCH, PIERCE, FENNER
                 & SMITH INCORPORATED
          North Tower
          World Financial Center
          New York, New York 10281-1209

          Ladies and Gentlemen:

                    We have acted as special counsel to MDU Resources Group, Inc., a Delaware corporation (the "Company"), in connection with the preparation, execution and delivery of the
          Purchase Agreement (the "Agreement"), dated April    , 1998, by
                                                            ---
          and among the Company, you, as Representatives of the several Underwriters named in Schedule A thereto and the persons listed in Schedule B thereto, relating to the offering of 2,100,000 shares of the Company's Common Stock, par value $3.33 per share (such shares being hereinafter referred to as the "Common Stock"), and the appurtenant preference share purchase rights (the "Rights", and together with the Common Stock, the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-48647) (the "Registration Statement") relating to such offering. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

                    This opinion is rendered to you in accordance with
          Section 5(b) of the Agreement.

                    We have examined the Registration Statement and the Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Current Report on Form 8-K, dated April 16, 1998, and the Registration Statement on Form 8-A of the Company, dated November 17, 1988 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

                    Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in Montana, North Dakota, South Dakota and Wyoming.

               (iii) The Common Stock to be purchased by the Underwriters from the Company has been duly authorized for issuance and sale to the Underwriters pursuant to the Agreement and, when issued and delivered by the Company pursuant to the Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable, and no holder of the Common Stock is subject to personal liability by reason of being such a holder. The Common Stock to be purchased from the Selling Shareholders has been duly authorized and validly issued and is fully paid and non-assessable.

               (iv) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Shareholders are not subject to the preemptive or other similar rights of any securityholder of the Company.

               (v) The Agreement and the Custody Agreement and Power of Attorney each has been duly authorized, executed and delivered by the Company. The Rights Agreement, dated as of November 3, 1988 (the "Rights Agreement"), between the Company and Norwest Bank Minnesota N.A., as Rights Agent, has been duly authorized, executed and delivered by the Company; and when the Rights shall have been issued in accordance with the Agreement, the Rights to be purchased by the Underwriters will have been duly and validly issued.

               (vi) The Registration Statement has become effective under the Act, any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

               (vii) The Registration Statement, the Prospectus, excluding the Exchange Act Documents, and each supplement to the Registration Statement and Prospectus, excluding the Exchange Act Documents, as of the time the Registration Statement became effective, and the Prospectus as of the date it was filed pursuant to Rule 424(b) under the Act (other than the financial statements and supporting schedules and other financial data included therein, or the information relating to the Company's interest in oil and natural gas reserves attributed to Ralph E. Davis Associates, Inc. or the information concerning the lignite coal reserves of Knife River Coal Mining Company attributed to Paul Weir International Mining Consultants contained therein, upon which we express no opinion (collectively, the "Excepted Information")) complied as to form in all material respects with the requirements of the Act and the 1933 Act Regulations.

               (viii) The Exchange Act Documents (other than the Excepted Information, upon which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

               (ix) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Restated Certificate of Incorporation and by-laws of the Company and the requirements of the New York Stock Exchange and the Pacific Exchange.

               (x) The information in the Prospectus under "Description of Common Stock and Rights" and in the Registration Statement under
          Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Certificate of Incorporation and by-laws, or legal proceedings or legal conclusions, has been reviewed by us and is correct in all material respects.

               (xi) The Federal Energy Regulatory Commission (the "FERC"), the Montana Public Service Commission and the Public Service Commission of Wyoming have authorized the issuance and sale of the Securities in the manner contemplated by the Agreement, and, to the best of our knowledge, said authorizations are still in full force and effect. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than as described above, and under the Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Agreement or for the offering, issuance, sale or delivery of the Securities, except such as may be required in connection with post-filing requirements with the FERC due after the date hereof.

               (xii) The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated in the Agreement and in the Registration Statement (including the issuance and sale of the Securities) and compliance by the Company with its obligations under the Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, each of a material nature and known to us, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances or Repayment Events that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or by-laws of the Company, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

                    We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except to the extent set forth in paragraph (x) above. In the course of preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain of its officers and employees, with its General Counsel, with your representatives and with representatives of Arthur Andersen LLP, the independent accountants who examined certain of the financial statements included in the Exchange Act Documents. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, nothing has come to our attention that would lead us to believe that the Registration Statement (except for the Excepted Information, upon which we make no statement), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the Excepted Information, upon which we make no statement), as of the date the Prospectus was filed under Rule 424(b) under the Act or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the Bar of the State of New York and do not hold ourselves out as experts in the laws of any other state. We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America.

                    In rendering this opinion, we have relied as to all matters of Montana, North Dakota, South Dakota and Wyoming law and, as to the matters addressed therein, with your consent, upon the opinion addressed to you of even date herewith of Lester H. Loble, II, Esq., Bismarck, North Dakota, the General Counsel of the Company, and we believe that we and the Underwriters are justified in relying upon such opinion.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person, firm or corporation (other than the several Underwriters), other than Lester H. Loble, II, Esq., the Company's General Counsel, to the extent set forth in his opinion of even date herewith addressed to you, without our prior consent.

                                             Very truly yours,




                                             REID & PRIEST LLP

                                                           Exhibit A-2



                      [LETTERHEAD OF MDU RESOURCES GROUP, INC.]

                                                       April    , 1998
                                                            ----



          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER
               & SMITH INCORPORATED
          DONALDSON, LUFKIN & JENRETTE
               SECURITIES CORPORATION
          EDWARD D. JONES & CO., L.P.
          LEHMAN BROTHERS, INC.
          as Representatives of the
               several Underwriters
               named in Schedule A
               to the Purchase Agreement
          c/o MERRILL LYNCH & CO.
               MERRILL LYNCH, PIERCE, FENNER
                 & SMITH INCORPORATED
          North Tower
          World Financial Center
          New York, New York 10281-1209

          Ladies and Gentlemen:

                    I am General  Counsel of MDU  Resources Group, Inc.,  a
          Delaware  corporation  (the "Company"),  and  am delivering  this
          opinion   in   connection  with   the  Purchase   Agreement  (the
          "Agreement"), dated April  , 1998, by and among the Company, you, as
                                   --
          Representatives of the several Underwriters named in Schedule A thereto and the persons listed in Schedule B thereto, relating to the offering of 2,100,000 shares of the Company's Common Stock, par value $3.33 per share (such shares being hereinafter referred to as the "Common Stock"), and the appurtenant preference share purchase rights (the "Rights", and together with the Common Stock, the "Securities") and the preparation and filing of a Registration Statement on Form S-3 (File No. 333-48647) (the
          "Registration  Statement")  relating  to   such  offering.    All
          capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

                    This  opinion is  rendered  to you  in accordance  with
          Section 5(b) of the Agreement.

                    I  have examined  the  Registration  Statement and  the
          Prospectus, which pursuant to Form S-3 under the Securities Act of 1933, as amended (the "Act"), incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, the Current Report on Form 8-K, dated April 16, 1998, and the Registration Statement on Form 8-A of the Company, dated November 17, 1988 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, I have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Common Stock, of which I have examined a specimen), and upon originals or copies, certified or otherwise identified to my satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of such latter documents.

                    Based  upon   the  foregoing,   and   subject  to   the
          qualifications and limitations stated herein, I am of the opinion that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Agreement. The Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged, except as may be stated or referred to in the Prospectus.

               (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in Montana, North Dakota, South Dakota and Wyoming and is not required, whether by reason of the ownership or leasing of property or the conduct of business, to be qualified in any other jurisdiction, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (iv) The outstanding common stock of the Company is as set forth in the Prospectus in the row entitled "Shares of Common Stock outstanding at March 31, 1998" under the caption "Capitalization" (except for subsequent issuances, if any, (A) pursuant to the Agreement or (B) pursuant to reservations, agreements or employee benefit plans referred to in the
          Prospectus or (C) pursuant to the exercise of convertible securities or options referred to in the Prospectus or (D) [Angell, Pouk] shares issued pursuant to acquisitions by the Company); the shares of issued and outstanding capital stock of the Company, including the Common Stock to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

               (v) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

               (vi) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Agreement or the performance by the Company of its obligations thereunder.

               (vii) The information in the Prospectus under "Description of Common Stock and Rights" in the Prospectus Supplement and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and by-laws, or legal proceedings or legal conclusions, has been reviewed by me and is correct in all material respects.

               (viii) To the best of my knowledge, there are no material statutes or regulations that are required to be described in the Prospectus that are not described as required.

               (ix) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects, to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments, each of a material nature, required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

               (x) To the best of my knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

               (xi) The Federal Energy Regulatory Commission (the "FERC"), the Montana Public Service Commission and the Public Service Commission of Wyoming have authorized the issuance and sale of the Securities in the manner contemplated by the Agreement, and, to the best of my knowledge, said authorizations are still in full force and effect. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than as described above, under the Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which I express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Agreement or for the offering, issuance, sale or delivery of the Securities, except such as may be required in connection with post-filing requirements with the FERC due after the date hereof.

               (xii) The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated in the Agreement and in the Registration Statement (including the issuance and sale of the Securities) and compliance by the Company with its obligations under the Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, each of a material nature and known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances or Repayment Events that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

                    I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except to the extent set forth in paragraph (vii) above. In the course of preparation by the Company of the Registration Statement and the Prospectus, I participated in conferences with certain of its officers and employees, with other counsel for the Company, with your representatives and with representatives of Arthur Andersen LLP, the independent accountants who examined certain of the financial statements included in the Exchange Act Documents.
          Based on my examination of the Registration Statement, the Prospectus and the Exchange Act Documents, my investigations made in connection with the preparation of the Registration Statement and the Prospectus and my participation in the conferences referred to above, nothing has come to my attention that would lead me to believe that the Registration Statement (except for the Excepted Information, upon which I make no statement), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the Excepted Information, upon which I make no statement), as of the date the Prospectus was filed under Rule 424(b) under the Act or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    I am a member of the North Dakota and Montana Bars and do not hold myself out as an expert on the laws of any other state, but I have made a study of the laws of such states insofar as such laws are involved in the conclusions stated in this opinion. As to matters of the General Corporation Law of the State of Delaware and the Federal laws of the United States of America, I have relied, with your consent, upon the opinion of Reid & Priest LLP, counsel to the Company, a copy of which has been delivered to you.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person, firm or corporation (other than the several Underwriters), other than Reid & Priest LLP, special counsel to the Company, and Berlack, Israels & Liberman LLP, counsel to the Underwriters, to the extent set forth in their opinions of even date herewith addressed to you, without my prior written consent.

                                                  Very truly yours,



                                                  Lester H. Loble, II
                                                  General Counsel
                                                  and Secretary

                                                           Exhibit B



           [LETTERHEAD OF WEATHERFORD, THOMPSON, QUICK & ASHENFELTER, P.C.]


                                    April 27, 1998



          Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
          Donaldson, Lufkin & Jenrette Securities Corporation
          Edward D. Jones & Co., L.P.
          Lehman Brothers, Inc.
          as Representatives of the several Underwriters
          C/O Merrill Lynch & Co.
               Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
          North Tower
          World Financial Center
          New York, New York  10281-1209

          Ladies and Gentlemen:

               In connection with that certain Purchase Agreement dated April 21, 1998, (the "Purchase Agreement") between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other Underwriters named in Schedule A attached thereto (collectively, the "Underwriters"), MDU Resources Group, Inc., a Delaware Corporation and the Selling Shareholders (the "Selling Shareholders") listed in Schedule B thereto, we advise you that we represent the Selling Shareholders, as listed in Schedule B of the Purchase Agreement, in connection with the transactions set forth and described in the Purchase Agreement. The capitalized terms used herein and not otherwise defined have the meaning assigned in the Purchase Agreement.

               In connection with the transactions set forth and described in the Purchase Agreement, we further advise you that we have examined and are familiar with the originals or copies of the following documents:

               The Purchase Agreement, dated April 21, 1998, entered into by and between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated, and each of the other Underwriters named in Schedule A attached thereto, MDU Resources Group, Inc., a Delaware Corporation, and the Selling Shareholders named and listed in Schedule B attached thereto.

               The Custody Agreement and Power of Attorney, dated as of the April 21, 1998, by and among MDU Resources Group, Inc., a Delaware Corporation, the Selling Shareholders (as identified on Exhibit A thereto), J. Franklin Morse, as attorney-in-fact for the Selling Shareholders, and Norwest Bank Minnesota, N.A., as custodian.

               The Stock Disposition Agreement, dated as of March 5, 1998, entered into by and among MDU Resources Group, Inc. and the Shareholders listed on Exhibit I thereto (former holders of shares of capital stock of Morse Bros., Inc.).

               The Stock Disposition Agreement, dated as of March 5, 1998, entered into by and among MDU Resources Group, Inc., Dennis L. Smallwood and R. Gary Ferguson.

               The Stockholders' Agreement, dated as of March 5, 1998, by and among MDU Resources Group, Inc. and each of the stockholders whose names appear on the signature page thereof (former holders of shares of capital stock of Morse Bros., Inc.).

               The Stockholders' Agreement, dated as of March 5, 1998, by and among MDU Resources Group, Inc. and each of the stockholders whose names appear on the signature page thereof (Dennis L. Smallwood and R. Gary Ferguson).

               Certificates representing the Securities to be sold by the Selling Shareholders and the related stock powers executed by the respective Selling Shareholders.

               The Prospectus, for the sale of 2,100,000 shares of MDU Resources Group, Inc. common stock with supplement dated April 21, 1998.

               Based upon our examination and review of the documents above described, and such further documents and materials as we deemed necessary to review for purposes of rendering this opinion, we are of the opinion that:

     (1) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals, or consents as may be necessary under state securities laws, as to which we express no opinion), is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of each Selling Shareholder's obligations under the Purchase Agreement or under the Custody Agreement and Power of Attorney, or in connection with the offer, sale or delivery of the Securities.

     (2)  The Custody Agreement and Power of Attorney has been
          duly authorized, executed and delivered by each Selling Shareholder. The Courts of the State of Oregon, if properly presented with the question, should give effect to the choice-of-law provisions contained in the Custody Agreement and Power of Attorney (the "Agreement"), which by their terms are governed by the laws of the State of New York, subject to the application of the law of other states to the extent that such a court may conclude that to give such effect to such provisions would contravene the public policy of the State of Oregon. Should, however, an Oregon court elect the internal laws of the State of Oregon as the choice of law for the interpretation and enforcement of the Agreement, the Agreement would be the valid and binding obligation of each Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms under the internal laws of the State of Oregon, except as such enforceability may be limited by: (i) the effect of general principles of equity; (ii) the effect of federal and state securities laws, rules and regulations, and public policy as they may limit rights to indemnification; and (iii) the effect of bankruptcy, insolvency and other similar laws relating to or affecting the rights of creditors generally.

     (3) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling
          Shareholder.

     (4) J. Franklin Morse, the Attorney-in-Fact, has been duly authorized by each Selling Shareholder to deliver the Securities on behalf of each Selling Shareholder in accordance with the terms of the Purchase Agreement.

     (5)  The execution, delivery and performance of the Purchase
          Agreement and the Custody Agreement and Power of Attorney and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by each Selling Shareholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of such Selling Shareholder and to the best of our knowledge do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed or trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any selling Shareholder is a party or by which they may be bound, or to which any of the property or assets of any Selling Shareholder may be subject nor to the best of our knowledge will such action result in any violation of the provisions of the charter or by-laws of any Selling Shareholder, if applicable, or any law, administration regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

     (6) To the best of our knowledge, each Selling Shareholder has valid and marketable title to the Securities to be sold by such Selling Shareholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor such Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of such Selling Shareholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

               Based on our examination of the information included in the Prospectus under the caption "Selling Shareholders," nothing has come to our attention that would lead us to believe that, as of the date the Prospectus was filed under Rule 424(b) under the 1933 Act and as of the Closing Time, such information included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               We are licensed to practice law in the State of Oregon and do not hold ourselves out as experts in the laws of any other state.

                         WEATHERFORD, THOMPSON, QUICK & ASHENFELTER, P.C.



                         By:
                            -----------------------------------------------
                              Dennis D. Ashenfelter